Exhibit 23.1


                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8) of New World Brands, Inc. (New World) of our report dated July 16, 2002, with respect to the financial statements and schedule of New World included in its Annual Report (Form 10-KSB) for the year ended May 31, 2002, filed with the Securities and Exchange Commission.






                                                 /s/ WISS & COMPANY LLP
Livingston, New Jersey
July 22, 2003